_
Peter E.4

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 18, 2003


                         DC FUNDING INTERNATIONAL, INC.
                (Originator of FNANB Credit Card Master Trust and
                      FNANB Credit Card Master Note Trust)

             (Exact name of registrant as specified in its charter)

                  Delaware                    333-88564                      54-2062183
------------------------------------- --------------------------- -------------------------------
   (State or other jurisdiction of       (Commission File No.)     (IRS Employer Identification
           incorporation)                                                       No.)


                  Third Floor, Suite 288, 2 Reid Street
                             Hamilton HM 11
                                 Bermuda                                    Not Applicable
----------------------------------------------------------------- -------------------------------
                 (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (441) 296-5874

Item 5.  Other Events and Required FD Disclosure.

         On November 18, 2003 Fleet Bank (RI), National Association ("Fleet") acquired the bankcard portfolio and the related securitization program of First North American National Bank ("FNANB") which is administered through the FNANB Credit Card Master Trust (the "Master Trust") and FNANB Credit Card Master Note Trust (together with the Master Trust, the "Trusts"). As part of this acquisition, Fleet assumed the rights, duties and obligations of DC Funding International, Inc. ("DC Funding"), as Transferor for the Trusts, and of FNANB, as Servicer for the Trusts. Fleet also acquired all of DC Funding's interests in the Trusts. During an interim period the related securitized credit card receivables will continue to be serviced by FNANB, as interim servicer. This interim servicing period began on November 18, 2003 and is expected to continue through the date on which servicing of the related credit card portfolio is converted from FNANB's servicing systems.

         Future filings for the Trusts with the Securities and Exchange Commission will be made by Fleet on behalf of the Trusts and will list the Trusts as filers. Such filings will not list DC Funding as a filer.

         Certain amendments and assignments relating to the Trusts' securitization documents, each of which was executed in connection with or otherwise in contemplation of this acquisition, are attached hereto as Exhibits
4.1 through 4.5 and 10.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


      (c) Exhibits. The following are filed as exhibits to this report under Exhibits 4.1 through 4.5 and 10.1:


Exhibit 4.1 Amendment No. 3 to Amended and Restated Master Pooling and Servicing Agreement dated as of November 18, 2003, among First North American National Bank ("FNANB"), DC Funding International, Inc. ("DC Funding") and JPMorgan Chase Bank (the "Trustee") (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26,
                  2003).

Exhibit 4.2 Amendment No. 2 to Transfer and Servicing Agreement dated as of November 18, 2003, among DC Funding, FNANB and FNANB Credit Card Master Note Trust (the "Issuer") (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).

Exhibit 4.3 Assignment and Assumption Agreement dated as of November 18, 2003, among DC Funding, FNANB, the Trustee, Fleet Bank (RI), National Association ("Fleet") and the Issuer (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).

Exhibit 4.4 Amendment No. 1 to Trust Agreement dated as of November 18, 2003, between DC Funding and Wilmington Trust Company
                  (incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).

Exhibit 4.5 Third Supplemental Indenture to Master Indenture dated as of November 18, 2003, between the Issuer and JPMorgan Chase Bank (incorporated by reference to Exhibit 4.8 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).

Exhibit 10.1 Instrument of Resignation and Appointment relating to the Administration Agreement dated as of November 18, 2003, among FNANB, the Issuer and Fleet (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K (file no. 333-88564) filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DC FUNDING INTERNATIONAL, INC.


                                         By: /s/ Philip J. Dunn
                                             Name: Philip J. Dunn
                                             Title:   President

Date: December 11, 2003

                                INDEX TO EXHIBITS



Exhibit Number    Exhibit

Exhibit 4.1 Amendment No. 3 to Amended and Restated Master Pooling and Servicing Agreement dated as of November 18, 2003, among First North American National Bank ("FNANB"), DC Funding International, Inc. ("DC Funding") and JPMorgan Chase Bank (the "Trustee") (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26,
                  2003).

Exhibit 4.2 Amendment No. 2 to Transfer and Servicing Agreement dated as of November 18, 2003, among DC Funding, FNANB and FNANB Credit Card Master Note Trust (the "Issuer") (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).

Exhibit 4.3 Assignment and Assumption Agreement dated as of November 18, 2003, among DC Funding, FNANB, the Trustee, Fleet Bank (RI), National Association ("Fleet") and the Issuer (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).

Exhibit 4.4 Amendment No. 1 to Trust Agreement dated as of November 18, 2003, between DC Funding and Wilmington Trust Company
                  (incorporated by reference to Exhibit 4.6 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).

Exhibit 4.5 Third Supplemental Indenture to Master Indenture dated as of November 18, 2003, between the Issuer and JPMorgan Chase Bank (incorporated by reference to Exhibit 4.8 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).

Exhibit 10.1 Instrument of Resignation and Appointment relating to the Administration Agreement dated as of November 18, 2003, among FNANB, the Issuer and Fleet (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by FNANB Credit Card Master Trust (CIK no. 1043246) on November 26, 2003).